Exhibit 99.1

Everbridge Announces Fourth Quarter and Full Year 2017 Financial Results

Fourth Quarter and 2017 Revenue Increase 37% and 36% Year-over-Year, Respectively

Burlington, Mass – February 21, 2018 – Everbridge, Inc. (NASDAQ: EVBG), the global leader in critical event management and enterprise safety applications to help keep people safe and businesses running faster, today announced its financial results for the fourth quarter and full year ended December 31, 2017.

“We generated strong fourth quarter results, which once again exceeded the high end of our guidance for revenue and adjusted EBITDA, leading to a banner year for 2017 with 36% year-over-year growth in revenues and positive adjusted EBITDA for the second year in a row,” said Jaime Ellertson, Chief Executive Officer and Chairman of Everbridge. “During the fourth quarter, we continued our momentum in signing multi-product deals, increasing our average selling price, and expanding our customer base with significant new client wins. The recent announcement of our proposed combination with Unified Messaging Systems is expected to further expand our product portfolio while also extending our international footprint. We enter 2018 well positioned to build on our success and extend our market leadership as the market further embraces our Critical Event Management vision.”

Fourth Quarter 2017 Financial Highlights

•	Total revenue was $29.2 million, an increase of 37% compared to $21.3 million for the fourth quarter of 2016.

•	GAAP operating loss was $(5.2) million, compared to a GAAP operating loss of $(2.6) million for the fourth quarter of 2016.

•	Non-GAAP operating income was $0.1 million, compared to non-GAAP operating loss of $(0.9) million for the fourth quarter of 2016. Non-GAAP operating loss excludes stock-based compensation and amortization of intangible assets related to acquisitions.

•	GAAP net loss was $(5.8) million, compared to $(2.6) million for the fourth quarter of 2016. GAAP net loss per share was $(0.20), based on 28.3 million basic and diluted weighted average common shares outstanding, compared to $(0.10) for the fourth quarter of 2016, based on 27.1 million basic and diluted weighted average common shares outstanding.

•	Non-GAAP net loss was $(0.5) million, compared to $(0.9) million in the fourth quarter of 2016. Non-GAAP net loss per share was $(0.02), based on 28.3 million basic and diluted weighted average common shares outstanding, compared to $(0.03) for the fourth quarter of 2016, based on 27.1 million basic and diluted weighted average common shares outstanding. Non-GAAP net loss excludes stock-based compensation and amortization of intangible assets related to acquisitions.

•	Adjusted EBITDA was $1.8 million, compared to $0.4 million in the fourth quarter of 2016. Adjusted EBITDA represents net loss before interest income and interest expense, income tax expense and benefit, depreciation and amortization expense and stock-based compensation expense.

•	Cash flow from operations was $0.5 million compared to $3.0 million for the fourth quarter of 2016.

•	Free cash flow was an outflow of $(1.4) million compared to free cash of $1.5 million for the fourth quarter of 2016. Free cash flow is cash flow from operations, less cash used for capital expenditures and additions to capitalized software development costs.

Full Year 2017 Financial Highlights

•	Total revenue was $104.4 million, an increase of 36% compared to $76.8 million for 2016.

•	GAAP operating loss was $(19.3) million, compared to a GAAP operating loss of $(10.8) million for 2016.

•	Non-GAAP operating loss was $(6.2) million, compared to non-GAAP operating loss of $(4.5) million for 2016.

•	GAAP net loss was $(19.6) million, compared to $(11.3) million for 2016. GAAP net loss per share was $(0.70), based on 27.9 million basic and diluted weighted average common shares outstanding, compared to $(0.68) for 2016, based on 16.7 million basic and diluted weighted average common shares outstanding.

•	Non-GAAP net loss was $(6.6) million, compared to $(5.0) million in 2016. Non-GAAP net loss per share was $(0.24), based on 27.9 million basic and diluted weighted average common shares outstanding, compared to $(0.30) for 2016, based on 16.7 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $0.1 million, compared to $0.0 million in 2016.

•	Cash flow from operations was $4.9 million compared to $9.5 million for 2016.

•	Free cash flow was an outflow of $(3.0) million compared to free cash of $3.0 million for 2016.

•	Cash and cash equivalents as of December 31, 2017 totaled $102.8 million, an increase from $23.6 million as of September 30, 2017, primarily due to proceeds from a convertible notes offering completed during the fourth quarter.

Recent Business Highlights

•	Ended 2017 with 3,711 global customers, up from 3,205 at the end of 2016.

•	Selected by the New York City Emergency Management Department as the new mass notification platform for its citywide Notify NYC program.

•	Selected by the Vermont Department of Public Safety, Division of Emergency Management as the new mass notification service provider for its state-wide VT-ALERT program.

•	Announced offer to acquire Unified Messaging Systems to enhance product offerings and expand geographic footprint.

Business Outlook

Based on information available as of today, Everbridge is issuing guidance for the first quarter and full year 2018, including the anticipated impact from its proposed acquisition of Unified Messaging Systems, as indicated below.

	First Quarter 2018			Full Year 2018
Total Revenue	$29.4	to	$29.7	$135.6	to	$137.1
GAAP net income/(loss)	$(12.5)		$(12.2)	$(46.0)		$(45.0)
GAAP net income/(loss) per share	$(0.44)		$(0.43)	$(1.60)		$(1.56)
Non-GAAP net income/(loss)	$(6.0)		$(5.7)	$(17.6)		$(16.6)
Non-GAAP net income/(loss) per share	$(0.21)		$(0.20)	$(0.61)		$(0.58)
Basic and diluted weighted average shares outstanding	28.5		28.5	28.8		28.8
Adjusted EBITDA	$(2.8)		$(2.5)	$(4.0)		$(3.0)

(All figures in millions, except per share data)

Conference Call Information

What:	Everbridge Fourth Quarter and Full Year 2017 Financial Results Conference Call
When:	Wednesday, February 21, 2018
Time:	4:30 p.m. ET
Live Call:	(844) 413-0949, domestic
(216) 562-0459, international
Replay:	(855) 859-2056, passcode2669359, domestic
(404) 537-3406, passcode2669359, international

Webcast (live & replay): http://ir.everbridge.com/phoenix.zhtml?c=254229&p=irol-EventDetails&EventId=5267538

About Everbridge, Inc.

Everbridge, Inc. (NASDAQ: EVBG) is a global software company that provides enterprise software applications that automate and accelerate organizations’ operational response to critical events in order to keep people safe and businesses running faster. During public safety threats such as active shooter situations, terrorist attacks or severe weather conditions, as well as critical business events such as IT outages, cyber-attacks or other incidents, over 3,700 global customers rely on the company’s SaaS-based platform to quickly and reliably aggregate and assess threat data, locate people at risk and responders able to assist, automate the execution of pre-defined communications processes, and track progress on executing response plans. The company’s platform sent over 2 billion messages in 2017, and offers the ability to reach more than 200 countries and territories with secure delivery to over 100 different communication devices. The company’s critical communications and enterprise safety applications include Mass Notification, Incident Management, Safety Connection™, IT Alerting, Visual Command Center®, Crisis Commander®, Community Engagement™ and Secure Messaging. Everbridge serves 9 of the 10 largest U.S. cities, 8 of the 10 largest U.S.-based investment banks, all four of the largest global accounting firms, all 25 of the 25 busiest North American airports, six of the 10 largest global consulting firms, six of the 10 largest global automakers, four of the 10 largest U.S.-based health care providers and four of the 10 largest U.S.-based health insurers. Everbridge is based in Boston and Los Angeles with additional offices in San Francisco, Lansing, Orlando, Beijing, London and Stockholm. For more information, visit www.everbridge.com, read the company blog, and follow on Twitter and Facebook.

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP operating expenses, non-GAAP operating income/(loss), non-GAAP net income/(loss), non-GAAP net income/(loss) per share, adjusted EBITDA, and free cash flow.

We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Everbridge’s financial condition and results of operations. We use these non-GAAP measures for financial, operational and budgetary decision-making purposes, to understand and evaluate our core operating performance and trends, and to generate future operating plans. We believe that these non-GAAP financial measures provide useful information regarding past financial performance and future prospects, and permit us to more thoroughly analyze key financial metrics used to make operational decisions. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the anticipated opportunity and trends for growth in our critical communications and enterprise safety applications and our overall business, our market opportunity, our expectations regarding sales of our products, our goal to maintain market leadership and extend the markets in which we compete for customers, and our expected financial results for the first quarter of 2018 and the full fiscal year 2018. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: the ability of our products and services to perform as intended and meet our customers’ expectations; our ability to attract new customers and retain and increase sales to existing customers; our ability to increase sales of our Mass Notification application and/or ability to increase sales of our other applications; developments in the market for targeted and contextually relevant critical communications or the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to attract, integrate and retain qualified personnel; our ability to successfully integrate businesses and assets that we have acquired or may acquire in the future; our ability to maintain successful relationships with our channel partners and technology partners; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of personally identifiable information; our ability to protect our intellectual property rights, and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 23, 2017. The forward-looking statements included in this press release represent our views as of the date of this press release. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Media Contact:

Jeff Benanto

Everbridge

jeff.benanto@everbridge.com

781-373-9879

Investor Contact:

Garo Toomajanian

ICR

ir@everbridge.com

818-230-9712

All Everbridge products are trademarks of Everbridge, Inc. in the USA and other countries. All other product or company names mentioned are the property of their respective owners.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2017	December 31, 2016
Current assets:
Cash and cash equivalents	$102,754	$60,765
Restricted cash	297	—
Short-term investments	42,908	—
Accounts receivable, net	31,699	17,812
Prepaid expenses	2,563	1,770
Other current assets	3,240	2,536

Total current assets	183,461	82,883
Property and equipment, net	2,796	2,923
Capitalized software development costs, net	10,005	8,792
Goodwill	31,328	9,676
Intangible assets, net	8,634	3,940
Other assets	189	108

Total assets	$236,413	$108,322

Current liabilities:
Accounts payable	$2,446	$2,434
Accrued payroll and employee related liabilities	11,111	7,456
Accrued expenses	1,825	1,957
Deferred revenue	70,090	51,388
Contingent consideration liabilities	682	—
Other current liabilities	808	548

Total current liabilities	86,962	63,783
Long-term liabilities:
Deferred revenue, noncurrent	2,982	1,246
Convertible debt	89,481	—
Deferred tax liabilities	482	494
Other long term liabilities	515	447

Total liabilities	$180,422	$65,970

Stockholders’ equity:
Common stock	28	27
Additional paid-in capital	164,995	132,246
Accumulated deficit	(109,252)	(89,618)
Accumulated other comprehensive income (loss)	220	(303)

Total stockholders’ equity	55,991	42,352

Total liabilities and stockholders’ equity	$236,413	$108,322

Consolidated Statements of Comprehensive Loss

(in thousands, except share and per share data)

(unaudited)

	Three months ended		Year ended
	December 31,		December 31,
	2017	2016	2017	2016
Revenue	$29,175	$21,280	$104,352	$76,846
Cost of revenue	8,534	6,443	31,503	23,767

Gross profit	20,641	14,837	72,849	53,079
	70.75%	69.72%	69.81%	69.07%

Operating expenses:
Sales and marketing	13,409	9,188	46,998	34,847
Research and development	6,159	4,205	22,241	14,765
General and administrative	6,255	4,041	22,895	14,293

Total operating expenses	25,823	17,434	92,134	63,905

Operating loss	(5,182)	(2,597)	(19,285)	(10,826)

Other income (expense):
Interest and investment income	241	34	475	34
Interest expense	(686)	—	(691)	(506)
Other income (expense), net	(25)	(14)	(86)	(12)

Total other income (expense), net	(470)	20	(302)	(484)

Loss before income taxes	(5,652)	(2,577)	(19,587)	(11,310)
Income taxes, net	(112)	(51)	(47)	24

Net loss	$(5,764)	$(2,628)	$(19,634)	$(11,286)

Net loss per share attributable to common stockholders:
Basic	$(0.20)	$(0.10)	$(0.70)	$(0.68)
Diluted	$(0.20)	$(0.10)	$(0.70)	$(0.68)

Weighted-average common shares outstanding:
Basic	28,286,286	27,149,528	27,862,375	16,659,561
Diluted	28,286,286	27,149,528	27,862,375	16,659,561

Other comprehensive income (loss):
Foreign currency translation adjustment, net of tax	200	10	523	(290)

Total comprehensive loss	$(5,564)	$(2,618)	$(19,111)	$(11,576)

Stock-based compensation expense included in the above:
(in thousands)

	Three months ended		Year ended
	December 31,		December 31,
	2017	2016	2017	2016
Cost of revenue	$312	$45	$578	$180
Sales and marketing	1,169	222	2,419	725
Research and development	776	85	1,514	348
General and administrative	2,170	584	4,788	1,848

Total stock-based compensation	$4,427	$936	$9,299	$3,101

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three months ended		Year ended
	December 31,		December 31,
	2017	2016	2017	2016
Cash flows from operating activities:
Net loss	$(5,764)	$(2,628)	$(19,634)	$(11,286)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,561	2,067	10,207	7,742
Loss on disposal of assets	—	—	15	74
Non-cash investment income	(130)	—	(204)	—
Deferred income taxes	(109)	86	(47)	(138)
Non-cash interest expense on debt	493	—	493	67

Provision for doubtful accounts and sales return reserve	49	292	637	387

Stock-based compensation	4,380	929	9,218	3,056
Change in fair value of contingent consideration obligation	(1,020)	—	(1,020)	—
Increase (decrease) in operating assets and liabilities:
Accounts receivable, net	(9,476)	(1,904)	(13,067)	(2,295)
Prepaid expenses	1,001	840	(551)	(348)
Other assets	195	647	(785)	(1,096)
Accounts payable	(910)	(674)	(90)	(423)
Accrued payroll and employee related liabilities	1,333	(246)	3,596	1,312
Accrued expenses	(78)	234	(132)	539
Deferred revenue	8,577	3,377	16,378	11,982
Other liabilities	(618)	(52)	(151)	(70)

Net cash provided by operating activities	484	2,968	4,863	9,503

Cash flows from investing activities:
Capital expenditures	(330)	(231)	(1,667)	(970)
Proceeds from sale of leaseback transaction	—	—	794	—

Payments for acquisition of business, net of acquired cash	—	(2,306)	(21,235)	(2,306)

Additions to capitalized software development costs	(1,574)	(1,200)	(6,160)	(5,494)
Change in restricted cash	—	—	(294)	—
Purchase of short-term investments	(30,809)	—	(60,764)	—
Maturities of short-term investments	12,060	—	18,060	—
Purchase of intangibles	—	(250)	—	(250)

Net cash used in investing activities	(20,653)	(3,987)	(71,266)	(9,020)

Cash flows from financing activities:
Proceeds from line of credit	—	—	—	9,500
Payments on line of credit	—	—	—	(19,500)
Principal payments on capital leases	—	—	—	(58)
Payments of issuance costs relating to the line of credit and term loan	—	—	—	(19)
Proceeds from public offering, net	—	—	10,444	69,750
Payments of public offering costs	—	(588)	(872)	(1,960)
Proceeds from issuance of convertible notes	115,000	—	115,000	—
Payments of debt issuance costs	(3,794)	—	(3,834)	—
Purchase of convertible note capped call hedge	(12,922)	—	(12,922)	—
Payment on term loan	—	—	—	(5,000)
Payment on note payable	—	—	—	(2,018)
Payments on contingent consideration	—	—	(3,750)	—
Proceeds from employee stock purchase plan	—	—	1,540	—
Proceeds from option exercises	782	2	2,869	750
Proceeds from exercise of warrants	—	—	—	25

Net cash provided by (used in) financing activities	99,066	(586)	108,475	51,470

Effect of exchange rates on cash and cash equivalents	229	74	(83)	234

Net increase (decrease) in cash and cash equivalents	79,126	(1,531)	41,989	52,187

Cash and cash equivalents, beginning of period	23,628	62,296	60,765	8,578

Cash and cash equivalents, end of period	$102,754	$60,765	$102,754	$60,765

Reconciliation of GAAP measures to non-GAAP measures

(in thousands, except share and per share data)

(unaudited)

	Three months ended December 31,		Year ended December 31,
	2017	2016	2017	2016
Cost of revenue	$8,534	$6,443	$31,503	$23,767
Amortization of acquired intangibles	(289)	(567)	(1,614)	(2,318)
Stock-based compensation	(312)	(45)	(578)	(180)

Non-GAAP cost of revenue	7,933	5,831	29,311	21,269

Gross profit	20,641	14,837	72,849	53,079
Amortization of acquired intangibles	289	567	1,614	2,318
Stock-based compensation	312	45	578	180

Non-GAAP gross profit	21,242	15,449	75,041	55,577
Non-GAAP gross margin	72.81%	72.60%	71.91%	72.32%

Sales and marketing	13,409	9,188	46,998	34,847
Stock-based compensation	(1,169)	(222)	(2,419)	(725)

Non-GAAP sales and marketing	12,240	8,966	44,579	34,122

Research and development	6,159	4,205	22,241	14,765
Stock-based compensation	(776)	(85)	(1,514)	(348)

Non-GAAP research and development	5,383	4,120	20,727	14,417

General and administrative	6,255	4,041	22,895	14,293
Amortization of acquired intangibles	(561)	(215)	(2,123)	(916)
Stock-based compensation	(2,170)	(584)	(4,788)	(1,848)

Non-GAAP general and administrative	3,524	3,242	15,984	11,529

Total operating expenses	25,823	17,434	92,134	63,905
Amortization of acquired intangibles	(561)	(215)	(2,123)	(916)
Stock-based compensation	(4,115)	(891)	(8,721)	(2,921)

Non-GAAP operating expenses	$21,147	$16,328	$81,290	$60,068

Operating loss	$(5,182)	$(2,597)	$(19,285)	$(10,826)
Amortization of acquired intangibles	850	782	3,737	3,234
Stock-based compensation	4,427	936	9,299	3,101

Non-GAAP operating income (loss)	$95	$(879)	$(6,249)	$(4,491)

Net loss	$(5,764)	$(2,628)	$(19,634)	$(11,286)
Amortization of acquired intangibles	850	782	3,737	3,234
Stock-based compensation	4,427	936	9,299	3,101

Non-GAAP net loss	$(487)	$(910)	$(6,598)	$(4,951)

Weighted average common shares outstanding, basic and diluted	28,286,286	27,149,528	27,862,375	16,659,561

Non-GAAP net loss per share	$(0.02)	$(0.03)	$(0.24)	$(0.30)

Net loss	$(5,764)	$(2,628)	$(19,634)	$(11,286)
Interest (income) expense, net	445	(34)	216	472
Income taxes, net	112	51	47	(24)
Depreciation and amortization	2,561	2,067	10,207	7,742

EBITDA	(2,646)	(544)	(9,164)	(3,096)
Stock-based compensation	4,427	936	9,299	3,101

Adjusted EBITDA	$1,781	$392	$135	$5

Net cash provided by operating activities	$484	$2,968	$4,863	$9,503
Capital expenditures	(330)	(231)	(1,667)	(970)
Additions to capitalized software development costs	(1,574)	(1,200)	(6,160)	(5,494)

Free cash flow	$(1,420)	$1,537	$(2,964)	$3,039

(Continued) Reconciliation of GAAP measures to non-GAAP measures

(in millions, except share and per share data)

(unaudited)

Business outlook:

	Three months ended March 31, 2018		Year ended December 31, 2018
	Low end	High end	Low end	High end
Net loss	$(12.5)	$(12.2)	$(46.0)	$(45.0)
Amortization of acquired intangibles	0.8	0.8	3.3	3.3
Stock-based compensation	5.7	5.7	25.1	25.1

Non-GAAP net loss	$(6.0)	$(5.7)	$(17.6)	$(16.6)

Weighted average common shares outstanding, basic and diluted	28,500,000	28,500,000	28,800,000	28,800,000

Net loss per share	$(0.44)	$(0.43)	$(1.60)	$(1.56)
Non-GAAP net loss per share	$(0.21)	$(0.20)	$(0.61)	$(0.58)

Net loss	$(12.5)	$(12.2)	$(46.0)	$(45.0)
Interest expense, net	1.3	1.3	5.6	5.6
Income tax expense, net	—	—	—	—
Depreciation and amortization	2.7	2.7	11.3	11.3

EBITDA	(8.5)	(8.2)	(29.1)	(28.1)
Stock-based compensation	5.7	5.7	25.1	25.1

Adjusted EBITDA	$(2.8)	$(2.5)	$(4.0)	$(3.0)